Operational leases (Tables)	12 Months Ended
Dec. 31, 2011
Operational leases [Abstract]
Future minimum rental payments for operating leases
The Company has operating leases relating to premises, the most significant being its offices in Stavanger, Singapore, Houston, Rio de Janeiro, Dubai and Aberdeen. In the years ended December 31, 2011, 2010 and 2009 rental expenses amounted to $20 million, $21 million and $14 million, respectively. Future minimum rental payments are as follows:

Year	US$million
2012	17
2013	9
2014	6
2015	5
2016	4
2017 and thereafter	10
Total	51